SCHEDULE A
TO THE RULE 12B–1 DISTRIBUTION PLAN

OF CITY NATIONAL ROCHDALE FUNDS

The 12b–1 Distribution and Servicing Plan shall be applicable to the following series and classes of shares (if separate classes of shares of such series have been designated) of City National Rochdale Funds:

Fund	Classes
1.	City National Rochdale Government Money Market Fund	N	and	S
2.	City National Rochdale Prime Money Market Fund	N	and	S
3.	City National Rochdale California Tax–Exempt Money Market Fund	N	and	S
4.	City National Rochdale Limited Maturity Fixed Income Fund	N
5.	City National Rochdale Government Bond Fund	N
6.	City National Rochdale Corporate Bond Fund	N
7.	City National Rochdale California Tax Exempt Bond Fund	N
8.	City National Rochdale Full Maturity Fixed Income Fund	N
9	City National Rochdale Intermediate Fixed Income Fund	N
10.	City National Rochdale Municipal High Income Fund	N
11.	City National Rochdale High Yield Bond Fund	N
12.	City National Rochdale Fixed Income Opportunities Fund	N
13.	City National Rochdale Multi-Asset Fund	N
14.	City National Rochdale Dividend & Income Fund	N
15.	City National Rochdale U.S. Core Equity Fund	N
16.	City National Rochdale Diversified Equity Fund	N
17.	City National Rochdale Socially Responsible Equity Fund	N
18.	City National Rochdale Emerging Markets Fund	N

SCHEDULE B
TO THE RULE 12B–1 DISTRIBUTION PLAN
OF CITY NATIONAL ROCHDALE FUNDS

Fund	Class	Annual Fee
City National Rochdale Government Money Market Fund	N	0.30%
	S	0.50%
City National Rochdale Prime Money Market Fund	N	0.30%
	S	0.50%
City National Rochdale California Tax Exempt Money Market Fund	N	0.30%
	S	0.50%
City National Rochdale Limited Maturity Fixed Income Fund	N	0.25%
City National Rochdale Government Bond Fund	N	0.25%
City National Rochdale Corporate Bond Fund	N	0.25%
City National Rochdale California Tax Exempt Bond Fund	N	0.25%
City National Rochdale Full Maturity Fixed Income Fund	N	0.25%
City National Rochdale Intermediate Fixed Income Fund	N	0.25%
City National Rochdale Municipal High Income Fund	N	0.25%
City National Rochdale High Yield Bond Fund	N	0.25%
City National Rochdale Fixed Income Opportunities Fund	N	0.25%
City National Rochdale Multi-Asset Fund	N	0.25%
City National Rochdale Dividend & Income Fund	N	0.25%
City National Rochdale U.S. Core Equity Fund	N	0.25%
City National Rochdale Diversified Equity Fund	N	0.25%
City National Rochdale Socially Responsible Equity Fund	N	0.25%
City National Rochdale Emerging Markets Fund	N	0.25%

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